Exhibit 10.2.1

                               THIRD AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                          May 15, 2006

PEI Holdings, Inc.
680 North Lakeshore Drive
Chicago, Illinois 60611

Ladies and Gentlemen:

            Reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of April 1, 2005, among PEI Holdings, Inc., a Delaware corporation ("Borrower"), the financial institutions from time to time party thereto (the "Lenders"), and Bank of America, N.A., as Agent for the Lenders ("Agent") (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided to such terms in the Credit Agreement.

            Borrower has requested that Agent and Lenders agree to amend the Credit Agreement in certain respects, and Agent and Lenders have agreed to such amendments, on the terms, and subject to the conditions, contained herein.

            Therefore, Borrower, Agent and Lenders hereby agree as follows:

            1. Amendment to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended by supplementing the schedules attached thereto with the information in the schedules attached hereto.

            2. Scope. Except as amended hereby, the Credit Agreement remains unchanged and in full force and effect.

            3. Effectiveness. This Third Amendment to Amended and Restated Credit Agreement (this "Amendment") shall be effective upon receipt by Agent of fully executed originals of this Amendment and each other document listed in
Part IV of the Closing Checklist attached as Exhibit A hereto.

            4. Severability. If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid, or unenforceable provisions with valid provisions

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the economic  effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

            6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT BORROWER, AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                        [Signatures follow on next page.]


                                      -2-
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                                        Very truly yours,


                                        BANK OF AMERICA, N.A., as Agent

                                        By David A. Johanson
                                        Its Vice President


                                        BANK OF AMERICA, N.A., as a Lender

                                        By Craig W. McQuire
                                        Its Senior Vice President


                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as a Lender

                                        By Illegible
                                        Its Assistant Vice President

ACKNOWLEDGED AND AGREED TO
THIS 15th DAY OF MAY 2006:

PEI HOLDINGS, INC., as Borrower


By Robert Campbell
Its Treasurer


Signature Page to Third Amendment to
A/R Credit Agreement

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                                    EXHIBIT A
                                CLOSING CHECKLIST

                                  See attached.

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                          SCHEDULES TO CREDIT AGREEMENT